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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): January 31, 2001



                       MUNICIPAL MORTGAGE & EQUITY, LLC
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            (Exact Name of Registrant as Specified in Its Charter)



            DELAWARE                      011-11981             52-1449733
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  (State or Other Jurisdiction           (Commission          (IRS Employer
         of Formation)                   File Number)    Identification Number)




        218 NORTH CHARLES STREET, SUITE 500, BALTIMORE MARYLAND  21201
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         (Address of Principal Executive Offices, Including Zip Code)


              Registrant's Telephone Number, Including Area Code (410) 962-8044
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                                     N/A
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        (Former Name of Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

        On January 31, 2001, Municipal Mortgage & Equity, LLC (the "Registrant"), announced the price per share of its underwritten offering of 3,800,000 of the Registrant's common shares (the "Offering"). Reference is made to the press release, dated January 31, 2001, annexed hereto as Exhibit 20.1, for further information regarding the Offering.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)    Exhibits.

                 Exhibit No.   Description of Document

                    1.1 Purchase Agreement, among the Registrant and the several Underwriters named therein.

                    20.1 Press release, dated January 31, 2001, announcing the pricing of the Offering.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            MUNICIPAL MORTGAGE & EQUITY, LLC



Date:  February 5, 2001                     By: /s/ Michael L. Falcone
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                                                Michael L. Falcone
                                                President